Lease of Business Premises

     This Lease, dated the 19th day of September 2000
Between S AND S INVESTMENTS, 194 Nassau Street, Princeton, New Jersey 08542, hereinafter referred to as the Landlord, and DATARAM CORPORATION, PO Box 7528, Princeton, New Jersey 08543-7528, hereinafter referred to as the Tenant,

WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Township of West Windsor County of Mercer and State of New Jersey.
Office space consisting of 24,050 square feet, using exterior dimensions and including a portion of the common area, in Building Two at Windsor Business Park on the northwest corner of Route 571 and Slayback Drive.

     The term of this demise shall be for five (5) years beginning July 1, 2001 and ending June 30, 2006.

     The rent for the demised term shall be ($      ), which shall accrue at
the yearly rate of

               See Addendum "A" to Lease.

at the office of S and S Investments, 194 Nassau Street, Princeton, New Jersey 08542 or as may be otherwise directed by the Landlord in writing.

         THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

     First. The Landlord covenants that the Tenant, on paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

     Second. The Tenant covenants and agrees to use the demised premises as general offices and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

     Third. The Tenant shall, without any previous demand therefor, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any instalment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten days after becoming due, or if the Tenant shall be dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alternations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

     Fourth. The Tenant shall not sub-let the demised premises nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon, which consent shall not be unreasonably withheld.

     Fifth. The Tenant has examined the demised premises, and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alterations, additions, or improvements to said premises without the prior written consent of the Landlord, which consent will not be unreasonably withheld. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

     Sixth. In the event that any mechanics' lien is filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after thirty days' notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

     Seventh. The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

     Eighth. The Landlord shall be not responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from al claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.

     Ninth. Utilities and services furnished to the demised premises for the benefit of the Tenant shall be provided and paid for as follows: water and sewer by the Tenant; gas by the Tenant; electricity by the Tenant; heat by the Tenant; refrigeration by the Tenant; hot water by the Tenant. Electric, gas, equipment maintenance, replacement of equipment and yearly service of equipment which supplies heat, air, electric and plumbing to the demised premises covered by this Lease are to be paid for by the Tenant with no portion thereof to be reimbursed or paid for by the Landlord. The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

     Tenth. The Landlord, or its agents, shall have the right to enter the demised premises at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

     Eleventh. In the event of the destruction of the demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall,, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises hall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. the Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

     Twelfth. The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

     Thirteenth. No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

     Fourteenth. This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. the Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

     Fifteenth.

     Sixteenth. The rules and regulations regarding the demised premises, affixed to this lease, if any, as well as any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect s if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

     Seventeenth. In case of violation by the Tenant of any of the covenants, agreements and conditions of this lease, or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within ten days after notice thereof given to the Tenant, this lease shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.


     Eighteenth. All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place s the Landlord may from time to time designate in writing.

     Nineteenth. Subject to applicable bankruptcy statutes and laws, it is further agreed that if at any time during the term of this lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankruptcy according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the tenant, or the tenant's legal representatives.

     Twentieth. In the event that the Tenant shall remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. the Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof and one and one-half times rent, and in that event the Tenant shall pay monthly rent in advance at one and one-half times the rate provided herein as effective during the last month of the demised term.

     Twenty-first. If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

     Twenty-second. The Tenant has this day deposited with the landlord the sum of $40,083.34 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out al of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liablity of the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

     Twenty-third.

     Twenty-fourth. No rights are to be conferred upon the Tenant until this lease has been signed by the Landlord, and an executed copies of the lease has been delivered to the Tenant.

     Twenty-fifth. The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

     Twenty-sixty. All of the terms, covenants and conditions of this lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

     Twenty-seventh. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

     Twenty-eighth.  This instrument may not be changed orally.

     Twenty-ninth.  See Addendum "A" attached hereto and made a part hereof.

     IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

Witness:					S AND S INVESTMENTS         (SEAL)
                                    ___________________________
                                    Landlord

                                           JEFFREY H. SANDS
     S/                             By ________________________
____________________________               Jeffrey H. Sands

                                    DATARAM CORPORATION         (SEAL)
Attest:                             ___________________________
                                    Tenant

     S/                                    MARK MADDOCKS
____________________________        ___________________________
                                           Mark Maddocks
                                           V.P. Finance

                       ADDENDUM "A" TO LEASE

BETWEEN:     S AND S INVESTMENTS (Landlord)
AND:         DATARAM CORPORATION (Tenant)


The rent for the demised term shall be One Million Three Hundred Twenty-Two Thousand Seven Hundred Fifty and 04/100 Dollars ($1,322,750.04), which shall accrue at the rate of:

   Year 1 - $240,500.04 per year/$20,041.67 per month/$10.00 per RSF
   Year 2 - $252,525.00 per year/$21,043.75 per month/$l0.50 per RSF
   Year 3 - $264,549.96 per year/$22,045.83 per month/$11.00 per RSF
   Year 4 - $276,575.04 per year/$23,047.92 per month/$11.50 per RSF
   Year 5 - $288,600.00 per year/$24,050.00 per month/$12.00 per RSF

The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof. Tenant further understands and agrees that the above figures do not include the taxes, insurance and maintenance reimbursements (TIM) and the management fee as called for in Paragraph 31st below, which shall continue to be due and payable in addition to the rent.

9th - (continued) -Tenant, at its cost, shall maintain the plumbing lines and fixtures in the interior of the premises, including, but not limited to the toilets and sinks and their respective components.

31st - It is understood and agreed that the Tenant will pay any and all real estate taxes or any taxes in the future that may be considered real estate taxes or sales tax levied on rents based upon the Tenant's square foot area in direct relation to the total floor area of the building(s). The Tenant also agrees to pay any and all insurance the Landlord decides to place upon the property which shall include but not be limited to fire, liability, boiler, rent insurance, etc. The total insurance bill for the building(s) shall be paid for on a square footage pro rata basis by the Tenant. Further, the Tenant agrees to pay for any and all common driveway maintenance including but not limited to parking lot and driveway maintenance (including patching and resurfacing), exterior maintenance, snow removal, electric, lawn and landscape maintenance, maintenance and management personnel's salaries including payroll taxes, and all other expenses and capital improvements necessary to maintain the building(s) in good working order including a management fee of 3.5% of the minimum rent and all additional rent due under this Lease. The total common area maintenance amount for the building(s) shall be paid for on a square footage pro rata basis by the Tenant. The above real estate taxes, insurance and common area maintenance ("TIM") charges will be added to the monthly rental and paid monthly and will be considered part of that month's rent under the terms of this lease.

It is agreed between the Landlord and the Tenant that the Tenant's pro rata share of insurance and maintenance reimbursement to be paid by Tenant to Landlord for the four (4) buildings at Windsor Business Park amounts to 26.55%. It is further agreed between the Landlord and the Tenant that the Tenant's pro rata share for the real estate taxes and assessments reimbursement to be paid by Tenant to landlord which will be based on the two buildings (Building 2 and Building 3) on Block __ Lot __ at Windsor Business Park amounts to 57.25%.

32nd - It is understood and agreed that the Tenant will provide its own janitorial service for the leased premises and the bathroom to be used by Tenant. If the bathroom to be used by Tenant is currently used by one or more adjacent tenants who have established a cleaning program for such bathroom, Tenant agrees to reimburse the appropriate tenant for Tenant's pro rata share of the cost of cleaning the common bathroom within ten (10) calendar days of Tenant's receipt of an invoice. The Tenant is responsible for its own trash removal for the premises. Tenant is obligated to obtain or share a dumpster from a local disposal company and bear the cost of same. Further, should the Tenant not maintain the premises or remove the trash, then in that event. the Landlord is hereby authorized to make the necessary repairs, if any. and remove the trash, then add the cost of same plus 15% to the following month's rent which will be considered part of that month's rent under the terms of this lease.

33rd - It is understood and agreed that this is a net, net, net lease in all respects and further that the Tenant upon vacating the demised premises will leave the premises as it found them subject to normal wear and tear. It is understood and agreed that the Landlord is responsible for building structural defects.

34th - If Landlord receives Tenant's rent three (3) times in any calendar year after the 10th day of the month, it is understood and agreed that thereafter a late charge of 5% of the current month's rent will be paid by the Tenant should its rent not be received by the Landlord on or before the 10th day of the month for which the rent covers, further, a second late charge of 5% of the current month's rent will be paid by the Tenant if its rent is not received by the 201 day of the month for which the rent covers; thus making a total of 10%.

35th - It is understood and agreed that this lease can be cancelled, at the option of the Landlord, should the Tenant be thirty (30) days or more in arrears with its rent, or any other monies due the Landlord or should the Tenant not keep the premises in a neat and tidy condition, that is to say, the Tenant shall not place trash, cartons, etc., in or about the premises.

36th - Tenant agrees to pay as rent in addition to the minimum rental herein reserved, any and all sums which may become due by reason of the failure of the Tenant to comply with all costs and expenses which the Landlord might suffer or incur by reason of any default of the Tenant or failure on it's part to comply with the covenants of this lease and also any and all damages to the demised premises caused by any act or neglect of the Tenant, its employees, agents or clients. Upon any default by tenant under the terms of the Lease, all or part of the security deposit may, at any time and in Landlord's sole discretion, be applied on account of such default, and thereafter Tenant shall restore the resulting deficiency in the security deposit within ten (10) days of notice of application. Tenant's failure to restore the deficiency shall constitute a default under the terms of the Lease.

37th Tenant agrees, at its cost, to furnish all required fire extinguishers and sprinkler systems as necessary, maintain, repair and replace them and any exit signs for internal traffic flow in the premises and pay for any inspection fees and permits for same if required by applicable government authorities with jurisdiction over the premises.

38th - The Tenant will pay for the utilities (gas, electric, etc.) which shall be placed in Tenant's name (gas, electric, etc.) prior to Landlord's delivery of the premises to Tenant which costs are attributed directly to the utility meter servicing the area leased.

39th - Tenant to maintain, repair and replace, at its sole cost, the HVAC system including any air conditioning compressor or boiler that cannot be repaired.

Landlord and Tenant agree that the roof and exterior of the demised premises is presently in satisfactory condition. The Tenant hereby agrees to maintain the above named area and be responsible for the maintenance, repairs or replacements during the life of this lease or any option or extensions thereof. Prior to any repairs, Tenant agrees to notify Landlord of work to be done and by which roof contractor. Should the Tenant not repair the roof as needed, then the Landlord has the option of repairing it and charging the Tenant the cost plus 25%.

40th - All Tenant renovations must be done in good, workmanlike and orderly fashion and shall be of such nature as to not adversely affect the safety or structural soundness

                                       2

of the building. No renovations shall be commenced by Tenant without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

41st - No diminution or abatement of rent, or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building, its appliances or services.

42nd - Except as set forth below, signage is confined to Tenant's front entrance door and/or exterior glass door only. All signs must use one color for lettering and may not exceed an overall size of 4" high by 20" in length unless Tenant requests and receives prior written approval from Landlord. No sign may be fastened, attached or adhered to any door in such a manner as to mar or damage said door. Tenant's current free-standing pylon sign is approved by Landlord.

43rd - The sidewalks, entrances, passages, stairway or halls shall not be obstructed by any Tenant or used for any purpose other than ingress and egress to and from the demised premises. Tenant agrees not to place any materials, boxes, etc., in these areas and agrees to keep the areas clear of any of Tenant's belongings.

44th - No awnings, air conditioning units or other projections shall be attached to the outside of the building or windows without the prior written consent of the Landlord.

45th - The skylights, windows and doors that reflect or admit light and air into the halls, or other public places in the building shall not be covered or obstructed by any Tenant.

46th - The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed and no rubbish, rags, chemicals or other substance shall be thrown therein. All damages resulting from any misuse of fixtures shall be borne by the Tenant who, or whose employees, agents, visitors or licensees shall have caused the same.

47th - Except for hanging normal office pictures and the like, no Tenant shall mark, paint, drill into or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of the Landlord.

48th - Intentionally deleted.

49th - No Tenant shall make, or permit to be made, any unseemly or disturbing noises, objectionable odors which disturb or interfere with occupants of this or neighboring premises or those having business with them. Tenant shall not permit animals to be brought or kept on the premises.

50th - Equipment or machinery shall be placed in approved settings to absorb or prevent any noise, odor or annoyance. No Tenant shall place a load upon any floor of the building exceeding the floor loads per square foot area which such floor was designed to carry and all floor loads shall be evenly distributed. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed so as to distribute the weight.

51st - Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

52nd - Tenant agrees to accept the premises called for in this lease in an "AS IS" condition with no work to be performed by landlord whatsoever.

The Tenant shall be responsible for any replacement of all light bulbs as may become necessary during the term of this lease.

If required by the township in which the property is located or any other governmental authority having jurisdiction thereof, if Tenant is performing any improvements to the premises, within fifteen (15) days of signing this lease, Tenant shall furnish to Landlord

                                       3

four (4) sets of final plans and specifications which shall be sealed by a registered architect. Landlord shall have five (5) days to either approve or reject the plans. Tenant shall have ten (10) days to make any revisions requested by Landlord if necessary. Upon approval of plans by Landlord, Tenant shall make application to the township for building permits within five (5) days. Tenant will begin improvements on the demised space within ten
(10) days of receipt of building permits.

All communication wiring, telephone, computer and electrical permits shall be done at Tenant's expense with no involvement by the Landlord.

53rd - Tenant shall obtain and keep in full force and effect during the term of this lease at its own cost and expense Commercial General Liability Insurance. such insurance to afford protection iii an amount of not less than $1,000,000. for injury or death to any one person, $ I ,000,000. for injury or death arising out of any one occurrence, and $1,000,000. for damage to property, protecting and naming the Landlord and the Tenant as insureds against any and all claims for personal injury, death or property damage occurring in, upon, adjacent, or connected with the Demised Premises and any part thereof. Tenant shall pay all premiums and charges thereof and upon failure to do so Landlord may, but shall not be obligated to, make such payments and in such latter event the Tenant agrees to pay the amount thereof to Landlord on demand and said sums shall be deemed to be additional rent and in each instance collectible oh the first day of any month following the date of notice to Tenant in the same manner as though it were rent originally reserved hereunder, together with interest thereon at the rate of three points in excess of the prime rate from the Chase Manhattan Bank, N.A., as same may change from time to time (the "Interest Rate"). Tenant will use its best efforts to include in such commercial general liability insurance policy a provision to the effect that same will be non-cancelable, except upon reasonable advance written notice to Landlord. The original insurance policies or appropriate certificates shall be deposited with the Landlord together with any renewals, replacements or endorsements to the end that said insurance shall be in full force and effect for the benefit of the Landlord during the term of this lease. In the event Tenant shall fail to procure and place such insurance, the Landlord may, but shall not be obligated to, procure and place same, in which event the amount of the premium paid shall be refunded by Tenant to the Landlord upon demand and shall in each instance be collectible on the first day of the month or any subsequent month following the date of payment by Landlord, in the same manner as though said sums were additional rent reserved hereunder together with interest thereon at the rate of three points in excess of the prime rate of the Chase Manhattan Bank, NA., as same may change from time to time.

54th - Tenant will neither assign this lease nor sublet the premises or any part thereof without the written approval of Landlord not to be unreasonably withheld. If Tenant desires to assign this lease or to sublet all or part of the premises, it must, prior to entering into such assignment or sublease, serve notice upon Landlord of its intention to make such assignment or subletting which notice will contain (i) the name and address of the proposed assignee or subtenant, (ii) the full and complete terms and conditions of the assignment or subletting and in the case of subletting the exact space to be sublet, (iii) a financial statement from the proposed assignee or subtenant,
(iv) the nature of the proposed assignee's or subtenant's business and its proposed use of the premises, and (v) a copy of plans and specifications for any required alterations to the premises. If Landlord approves the assignment or sublet, same is conditioned upon Tenant's delivery to Landlord, in recordable form and within ten days after its execution, of a duplicate original of the assignment or sublease and, in the event of an assignment, an agreement reasonably acceptable to Landlord wherein the assignee assumes and agrees to keep, observe and perform all the covenants, conditions and obligations of Tenant under the lease. Notwithstanding any assignment, sublease or other occupancy, with or without Landlord's consent, Tenant will remain primarily liable on this lease unless expressly agreed by the Landlord to the contrary, in writing. Landlord may require as a condition to its consent to an assignment or sublease that the then current rent and any future rent be increased by up to 10%.

55th - The Tenant understands and agrees that it is responsible for ordering and paying the cost of any extermination of bugs or insects found in the premises.

                                       4

56th - All monies received from the Tenant shall be applied first to late charges (if any), other monies due and owing the Landlord (if any), and lastly applied to the rent. Tile Tenant agrees that should any monies be more than twenty (20) days in arrears. The Tenant is to pay by money order, certified check, or in cash. A personal check will not be accepted. The Tenant agrees that should a check ever "bounce" for any reason whatsoever , a return check fee will be paid by the Tenant to the Landlord in the amount of $75.00.

57th - Landlord and Tenant each acknowledge that the commencement date shall be July 1,2001. When the commencement date occurs, Landlord and Tenant shall execute an agreement memorializing the commencement date and expiration date, which agreement shall be attached hereto and made a part hereof.

58th - Tenant understands and agrees to supply Landlord with a key should the locks be changed for any reason whatsoever. Landlord shall require a working key to the demised premises at all times in case of emergency. Should Tenant fail to supply Landlord with a working key to the demised space, then in that event, Tenant shall hold Landlord harmless for any and all damages should the Landlord be required to forcibly enter the demised space due to an emergency situation.

59th - The Landlord and Tenant agree that should suit be commenced by either party, the prevailing party will be reimbursed its legal fees, costs, etc., by the other party.

60th - The Landlord and Tenant agree that the venue shall be Mercer County, New Jersey, should any litigation be commenced with respect to this lease.

61st - The Tenant will secure a Workers' Compensation Insurance Policy, covering all employees of the Tenant and provide the Landlord with a copy thereof. In the event that it is contemplated that the Tenant shall have 110 employees, then in that event, the Tenant will secure a minimum workers' compensation insurance policy, and provide the Landlord with a copy thereof.

62nd - Landlord and Tenant agree that if any claim should be made for commissions by any broker by reason of any act of Landlord or Tenant or its representatives, Landlord or Tenant will indemnify, defend and hold the other party free and harmless from any and all loss, liabilities and expenses in connection therewith. Each party will give prompt notice to the other party after any such claim is made by any broker. Landlord and Tenant will have the right to defend such claim and each party will not pay or settle such claim as long as the other party is defending same.

63rd - Tenant understands that the square foot figures quoted in this lease are determined by measuring the area using exterior dimensions and including a portion of the common area. Front to rear dimensions are measured from outside wall to outside wall and side to side dimensions are middle of wall to middle of wall, except in circumstances where a side wall is an exterior wall and measurements are then taken from the outside of the walls.

64th - Intentionally deleted.

65th - If required by the municipality, it is the responsibility of the Tenant to obtain the Certificate of Occupancy.

66th - This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

67th - Notwithstanding anything to the contrary provided in this Lease, if Landlord any successor in interest of Landlord shall be a mortgagee or an individual. joint venture, tenancy in common, firm or partnership, general or limited or limited liability company, it is specifically understood and agreed that there shall be absolutely 110 personal liability on the part of the Landlord or such mortgagees or such individual or on the part of the members of such firm, partnership, joint venture or limited liability company with respect to any of the terms, covenants, and conditions of this Lease and that Tenant shall look solely to the equity of the Landlord or such successor in interest in the premises and the building of which the premises is a part and not to any other assets of Landlord or any successor in interest for the satisfaction each and every remedy of Tenant in the event of any breach by Landlord or by such successor in interest of any of the terms, covenants and conditions of this Lease to be performed by Landlord, such exculpation of personal liability to be absolute and without any exception whatsoever

68th - The Tenant is granted one (1) five (5) year option to renew the Lease tinder the same terms and conditions as set forth herein, except that the
rent shall be increased as set forth below.   The option period shall
commence five (5) years from the commencement date of the above referenced Lease and terminate five (5) years from the commencement date of the option period. If Tenant desires to renew the Lease, the Tenant must serve written notice by certified mail, return receipt requested, on the Landlord nine (9) months prior to the expiration date of the above Lease, TIME BEING OF THE ESSENCE. If notice is not received by such time or if Tenant has not fulfilled completely and in a timely manner all terms and conditions of this Lease, Tenant's option to renew this Lease is void and of no effect.

The rent for the five (5) year option period shall be as follows:

   Year 1 - $300,624.96 per year/$25,052.08 per month/$12.50 per RSF
   Year 2 - $312,650.04 per year/$26,054.17 per month/$13.00 per RSF
   Year 3 - $324,675.00 per year/$27,056.25 per month/$13.50 per RSF
   Year 4 - $336,699.96 per year/$28,058.33 per month/$14.00 per RSF
   Year 5 - $348,725.04 per year/$29,060.42 per month/$14.50 per RSF

The rents for the option period shall be paid in 1/12 equal monthly installments due on the first of each month. Tenant agrees that the demised space is accepted during the renewal period(s) in an "AS 15" condition. Tenant further understands that the above figures do not include the taxes, insurance and maintenance (TIM) reimbursements and the management fee, as called for in Paragraph 31st above, which shall continue to be due and payable in addition to the rent.

                 ADDENDUM "C" DATED SEPTEMBER 19, 2000 TO LEASE


     BETWEEN:     S AND S INVESTMENTS (Landlord)
     AND:         DATARAM CORPORATION (Tenant)


The Landlord and Tenant agree to amend the above-referenced lease and any addenda thereto as follows The paragraph numbers below refer to the paragraph numbers in the Lease and Addendum "A":

1. Paragraph Third of the Lease is hereby amended by adding the following to the end of the paragraph: "Notwithstanding the above, the Landlord agrees to provide the Tenant with thirty (30) days written notice prior to commencing an eviction action against the Tenant."

2. Paragraph Eighth of the Lease is hereby amended by adding the following to the end of the paragraph: ", which damage or injuries are not the result of the Landlord's negligence."

3. Paragraph Eleventh of the Lease is hereby amended by adding the words "or Tenant" between the words "Landlord" and "cease", in the fifth line of the paragraph.

4. Paragraph Fourteenth of the Lease is hereby amended by adding the following to the end of the paragraph: "Notwithstanding the above, the Landlord agrees that should the Tenant be requested to execute a subordination agreement, the Landlord will provide to the Tenant a non-disturbance agreement stating that should the financial institution foreclose upon the property, it will not terminate this Lease but will assume the obligations of the Landlord."

5. Paragraph Twenty-first of the Lease is hereby amended by adding the following to the end of the paragraph: "Notwithstanding the above, it is understood that the Tenant can pursue its own action against the condemning authority for damages due to said condemnation. Said action by the Tenant shall be separate from that of the Landlord."

Where the above conflicts with the above referenced Lease and any Addenda thereto, this Addendum "C" shall supersede. Where no conflicts occur, the above Lease and any Addenda thereto shall remain in full force and effect.